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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549



                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                          December 31, 1996




               FIRSTFEDERAL FINANCIAL SERVICES CORP
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     (Exact name of Registrant as specified in its Charter)




    Ohio                    0-17894                  34-1622711
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(State or other        (Commission File No.)       (IRS Employer
jurisdiction of                                    Identification
 incorporation)                                          Number)



135 East Liberty Street, Wooster, Ohio                    44691
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:(330) 264-8001
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                            N/A
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 (Former name or former address, if changed since last report)
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Item 5.     Other Events

     On December 31, 1996, FirstFederal Financial Services Corp ("FirstFederal") and Summit Bancorp ("Summit") issued the joint press release included as Exhibit 99 to this report and incorporated by reference herein, announcing the signing of the Agreement of Affiliation and Plan of Merger, by and between FirstFederal and Summit Bancorp ("Summit"), dated December 30, 1996 (the "Agreement"), pursuant to which Summit will merge with and into FirstFederal, with FirstFederal as the surviving corporation (the "Merger"). Consummation of the Merger, which is expected to close in July 1997, is subject to the satisfaction of certain conditions, including approval of the Merger by Summit's shareholders and regulatory authorities.


Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

          99 Text of joint press release, dated December 31, 1996, issued by FirstFederal Services Corp and
               Summit Bancorp.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FIRSTFEDERAL FINANCIAL SERVICES CORP



Date:  January 8, 1997      By:  /s/ Gary G. Clark
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                                  Gary G. Clark
                                  Chairman and Chief Executive
                                  Officer


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                          EXHIBIT INDEX

Exhibit Number                     Description

  99                     Joint Press Release of FirstFederal
                         Financial Services Corp and Summit
                         Bancorp, dated December 31, 1996